Suppliers (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Suppliers
Local suppliers		R$ 132,124	R$ 128,639
Related parties		19,534	20,985
Copyright		15,510	19,317
Reverse Factoring	[1]	97,619	110,513
Suppliers		R$ 264,787	R$ 279,454

[1]	Some of the Company’s domestic suppliers sell their products with extended payment terms and may subsequently transfer their receivables due by the Company to financial institutions without right of recourse, in a transaction characterized as “Reverse Factoring”. The Company charged interest over the payment term at a rate that is commensurate with its own credit risk. The reverse factoring presents maturity dates from up to one year.